UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23023

Montage Managers Trust
(Exact name of registrant as specified in charter)

11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211
(Address of principal executive offices) (Zip code)

Gary Henson, President
Montage Managers Trust
c/o Montage Investments
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211
(Name and address of agent for service)

(913) 647-9782
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

Tortoise North American Pipeline Fund
2016 Annual Report

Table of Contents

Letter to Shareholders	3

TPYP: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	19

Trustees and Officers	20

Additional Information	21

Sector allocations
		Total assets
Name/Ticker	Primary focus	($000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$54,817.6

1 As of 12/31/2016
2 As of 11/30/2016

2	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Letter to shareholders

The fiscal year ending November 30, 2016 had both highs and lows, including crude oil prices hitting their lowest point since 2003 in February of 2016. The subsequent recovery drove positive performance across the broad energy sector with the S&P Energy Select Sector® Index returning 12.8% for the fiscal year, a reversal from the double digit negative return for the 2015 fiscal year. While positive, energy fixed income didn’t perform as well as energy equities, mainly due to the energy equity market’s substantial rebound following the 2015 downturn.

The main drivers across the energy value chain included a decline in U.S. crude oil production and an agreement from the Organization of Petroleum Exporting Countries (OPEC) to reduce production leading to higher crude oil prices, improvement in midstream fundamentals despite project delays, increased export of energy commodities and the more energy friendly candidate, Donald Trump, being elected as the next President.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned 19.7% for the fiscal year. This stark improvement from last year was driven by higher crude oil prices due to a decline in the U.S. oil rig count. U.S. crude oil production is estimated to average 8.9 million barrels per day (MMbbl/d) in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Production is estimated to increase slightly in 2017.1

Fiscal year 2016 was one of the most volatile crude oil price environments in recent years. West Texas Intermediate (WTI) started the period at $41.65 per barrel and bottomed at $26.21 on February 11. Oil prices briefly surpassed $50 in June, but did not hit $50 again until October, peaking at $51.60 on October 19. WTI ended the fiscal year at $49.44 per barrel.

The fiscal year ended on a positive note with the November 30 OPEC meeting. Members reached an agreement to set a production ceiling of 32.5 MMbbl/d, representing an estimated 1.2 MMbbl/d production cut, effective January 1, 2017. In addition, an understanding was reached with key non-OPEC countries, including Russia, which should result in a production decrease of 600,000 barrels per day. From a fundamental perspective, we expect that OPEC’s production cut will help bring global oil inventories back to a more normal level and bring more stability to oil prices.

There have been two overarching themes for U.S. oil producers throughout the recent energy downturn. The first is drilling efficiency. Many producers have been successful in lowering drilling costs while increasing drilling intensity, leading to greater production volumes. The second is management teams’ continued focus on increasing capital efficiency by concentrating on drilling core acreage.

Natural gas prices opened the fiscal year at $2.09 per million British thermal units (MMBtu) and troughed at $1.49 on March 4 due to warm winter temperatures crimping demand. Prices increased over the summer with hot weather throughout most of the country and ended the fiscal year at the peak of $3.30 as forecasts for colder weather prompted higher demand expectations. Natural gas production is projected to decline in 2016, which would be the first annual production decline since 20051, though production is expected to increase again in 2017 and 2018.1

Midstream

Pipeline companies recovered along with the rest of the energy sector with the Tortoise North American Pipeline IndexSM returning 24.8% for the fiscal year. The Tortoise North American Pipeline Fund seeks to track this index. MLPs, represented by the Tortoise MLP Index®, experienced some technical pressure from fickle capital markets and underperformed c-corp pipeline companies, returning 11.8% for the fiscal year.

The proposed merger of The Williams Companies, Inc. (WMB) and Energy Transfer Equity (ETE) was a hot topic throughout the fiscal year. After a long, drawn-out saga, the two companies decided to remain separate and have moved on to their individual strategic plans.

Like producers, many midstream companies prioritized balance sheet strength over distribution growth. Companies retained more cash flow to reduce debt, sought support from a parent company, sold assets and/or deferred or canceled projects where prudent.

Companies continued to face regulatory challenges in building new pipelines, particularly over the latter half of the fiscal year. Generally those requiring federal government approval and/or those in heavily populated areas faced significant headwinds, although we believe these headwinds will ease with the upcoming U.S. administration changes. Even with these challenges, our long-term outlook for the midstream sector remains positive. Our projection for capital investments in MLPs, pipeline and related organic projects remains at approximately $120 billion for 2016 to 2018, though we expect it to decrease when 2016 rolls off and 2019 is added.

Downstream

Though still attractive, refiners’ and petrochemical companies’ margins narrowed as crude oil prices rose over the fiscal year. Nevertheless, refiners performed well due to strong demand. Petrochemicals saw compressed margins throughout the fiscal year, though we believe new facilities coming on-line in the near future could enhance cash flows. Utilities retreated as interest rates increased at fiscal year-end. Renewable energy sources continued to gain traction, and in tandem with natural gas, brought cleaner, economically competitive energy sources.

As we expected, 2016 was a milestone year for energy exports. For the first time in 40 years, U.S. crude oil was exported. In early 2016, the first liquefied natural gas (LNG) shipment was also exported as two LNG trains came on-line this year, and ethane was shipped for the first time in March. Finally, liquefied petroleum gas (LPG) exports year-to-date through October were up an average of 22% compared to 2015.1

(unaudited)

Tortoise Index Solutions	3

Capital markets

Capital markets became more active as the year progressed. MLPs and other pipeline companies raised approximately $50 billion during the fiscal year ending November 30, split fairly evenly between equity and debt. Exploration and production companies also continued to raise capital throughout the fiscal year, totaling nearly $45 billion.

In September, Noble Midstream Partners LP had the first MLP initial public offering in the sector in more than a year. Merger and acquisition activity among MLPs and other pipeline companies totaled approximately $130 billion, with most of the activity occurring during the fourth fiscal quarter. Sunoco Logistics Partners L.P. had the largest transaction of the year with its acquisition of Energy Transfer Partners, L.P. in a deal valued at about $50 billion.

Concluding thoughts

Fiscal year 2016 was a stark reversal from fiscal year 2015 with improvement across the energy value chain following the bottoming of crude oil prices in February. In addition, the U.S. has become an even more relevant player in the global energy landscape as exports of natural gas, natural gas liquids and crude oil exports grow.

As we look into 2017, we are encouraged by OPEC’s recent announcement to support prices, U.S. producers’ demonstrated continued ability to earn solid returns in a lower price environment and the U.S. political landscape’s support for energy. We remain optimistic on the long-term investment prospects within the energy space.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index. Performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost.

1 Energy Information Administration, January 2017

(unaudited)

4	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Tortoise North American Pipeline Fund

Top ten holdings (as of November 30, 2016)

1.	TransCanada Corporation	8.1%
2.	Kinder Morgan, Inc.	7.7%
3.	Spectra Energy Corporation	7.7%
4.	Enbridge Inc.	7.5%
5.	The Williams Companies, Inc.	7.4%
6.	ONEOK, Inc.	4.1%
7.	Pembina Pipeline Corporation	4.1%
8.	Enterprise Products Partners L.P.	3.5%
9.	Cheniere Energy, Inc.	3.4%
10.	Targa Resources Corp.	3.4%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy

●	Attractive total return potential in a historically defensive sector

●	Flow-through structure allows for tax-efficient access to the pipeline sector

●	Exposure to Tortoise North American Pipeline IndexSM

	–	Effectively represents the characteristics of the market

	–	A leading benchmark for analysis of the pipeline sector

	–	Proprietary, research-driven and rules-based methodology

	–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM Since inception on June 29, 2015 through November 30, 2016

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through November 30, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Index Solutions	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition by Enbridge Inc. creating the largest North American energy infrastructure company as well as steady cash flow and strong dividend growth supported by midstream growth projects
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition of Columbia Pipeline creates Northeast footprint
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a corporate simplification transaction, as well as exposure to Permian Basin growth and NGL prices
Enbridge Inc.	Midstream crude oil pipeline company	Acquisition of Spectra Energy Corp. that will create the largest North American energy infrastructure company as well as steady cash flow and strong dividend growth supported by midstream growth projects

Bottom five detractors	Company type	Performance driver
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Decline in global liquefied natural gas (LNG) prices decreased the U.S. LNG export arbitrage
The Williams Companies, Inc.	Midstream gathering and processing company	Balance sheet concerns and Chesapeake counterparty risk
Targa Resources Partners LP	Midstream gathering and processing MLP	Timing of acquisition by Targa Resources Corp. during the bottom of the market cycle
MarkWest Energy Partners, L.P.	Midstream gathering and processing MLP	Reduced growth rate following MPLX acquisition
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concern regarding higher leverage resulting from pending acquisition of The Williams Companies, Inc. earlier in the year

Total returns (as of November 30, 2016)

Ticker	1 year	Since inception(1)	Gross expense ratio
TPYP @ Market	23.59%	-1.20%	0.40%
TPYP @ NAV	23.84%	-1.36%	0.40%
S&P 500® Index(2)	8.06%	7.11%	—
TNAPT(3)	24.81%	-0.73%	—

(1)	Reflects period from fund inception on 6/29/2015 through 11/30/2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise Index Solutions	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 – November 30, 2016).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2016 –
	(06/01/2016)	(11/30/2016)	11/30/2016)
Actual(2)	$1,000.00	$1,131.20	$2.13
Hypothetical (5% annual	$1,000.00	$1,023.00	$2.02
return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2016 of 13.12%.

(unaudited)

8	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Schedule of Investments
November 30, 2016

	Shares	Fair Value
Common Stock — 80.5%(1)

Canadian Crude Oil Pipelines — 15.7%(1)
Enbridge Inc.	78,885	$3,316,325
Enbridge Income Fund Holdings Inc.	15,413	391,837
Gibson Energy Inc.	22,094	300,168
Inter Pipeline Ltd.	56,071	1,139,953
Pembina Pipeline Corporation	61,119	1,795,851
		6,944,134

Canadian Local Distribution Company — 0.2%(1)
Valener Inc.	5,998	93,053

Canadian Natural Gas/Natural Gas Liquids Pipelines — 12.4%(1)
AltaGas Ltd.	25,548	620,775
Keyera Corp.	28,661	823,793
TransCanada Corporation	79,497	3,563,851
Veresen Inc.	48,705	447,420
		5,455,839

United States Crude Oil Pipelines — 1.9%(1)
Plains GP Holdings, L.P.	14,692	516,556
SemGroup Corp.	8,352	301,090
		817,646

United States Local Distribution Companies — 13.5%(1)
Atmos Energy Corporation	16,173	1,150,224
Chesapeake Utilities Corporation	2,505	162,324
New Jersey Resources Corporation	13,438	462,939
NiSource Inc.	50,262	1,102,748
Northwest Natural Gas Company	4,290	245,817
ONE Gas, Inc.	8,124	487,521
South Jersey Industries, Inc.	12,376	408,408
Southwest Gas Corporation	7,403	548,784
Spire Inc.	7,099	458,170
UGI Corporation	7,403	331,655
WGL Holdings, Inc.	7,934	575,691
		5,934,281

United States Natural Gas Gathering/Processing — 11.5%(1)
Archrock, Inc.	10,857	146,026
EnLink Midstream, LLC	9,263	169,513
Targa Resources Corp.	28,006	1,492,440
The Williams Companies, Inc.	106,597	3,272,528
		5,080,507

United States Natural Gas/Natural Gas Liquids Pipelines — 25.3%(1)
Cheniere Energy Partners LP Holdings, LLC	7,213	158,397
Cheniere Energy, Inc.(2)	36,785	1,503,035
Kinder Morgan, Inc.	151,924	3,372,713
National Fuel Gas Company	13,249	746,979
ONEOK, Inc.	32,837	1,803,736
Spectra Energy Corporation	82,263	3,368,670
Tallgrass Energy GP, LP	8,845	214,049
		11,167,579

United States Refined Product Pipelines -— 0.0%(1)
VTTI Energy Partners LP	1,063	18,974
Total Common Stock
(Cost $34,966,967)		35,512,013

Master Limited Partnerships
and Related Companies — 19.3%(1)

United States Crude Oil Pipelines — 3.9%(1)
Arc Logistics Partners LP	483	7,124
Blueknight Energy Partners LP	1,593	10,514
Delek Logistics Partners LP	415	10,603
Enbridge Energy Management, LLC(3)	3,076	76,828
Enbridge Energy Partners, L.P.	9,192	227,042
Genesis Energy, L.P.	4,234	147,936
NuStar Energy L.P.	2,763	131,906
NuStar GP Holdings LLC	1,459	37,059
PBF Logistics LP	1,094	20,403
Plains All American Pipeline, L.P.	17,002	560,216
Shell Midstream Partners, L.P.	3,756	103,591
Sunoco Logistics Partners L.P.	10,361	245,452
Tesoro Logistics LP	2,822	133,001
USD Partners LP	377	5,353
Western Refining Logistics, LP	1,128	23,237
		1,740,265

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	9

Schedule of Investments (continued)
November 30, 2016

	Shares	Fair Value
United States Natural Gas Gathering/Processing — 3.4%(1)
American Midstream Partners LP	976	$14,396
Antero Midstream Partners LP	2,870	80,848
Cone Midstream Partners LP	867	19,334
DCP Midstream Partners, LP	3,972	137,550
Enable Midstream Partners, LP	1,286	20,087
EnLink Midstream Partners, LP	6,183	108,326
Midcoast Energy Partners LP	915	5,719
MPLX LP	10,761	353,499
PennTex Midstream Partners, LP	477	7,508
Rice Midstream Partners LP	3,135	67,559
Summit Midstream Partners LP	1,700	38,165
USA Compression Partners LP	1,040	18,647
Western Gas Equity Partners, LP	1,684	72,311
Western Gas Partners LP	2,792	159,340
Williams Partners LP	10,601	386,937
		1,490,226

United States Natural Gas/Natural Gas Liquids Pipelines — 8.9%(1)
Cheniere Energy Partners, L.P.	1,916	56,273
Columbia Pipeline Partners LP	2,315	39,702
Crestwood Equity Partners LP	2,049	45,898
Dominion Midstream Partners, LP	1,426	36,506
Energy Transfer Equity, L.P.	35,284	600,886
Energy Transfer Partners, L.P.	22,380	785,986
Enterprise Products Partners L.P.	59,992	1,555,592
EQT GP Holdings LP	1,138	28,109
EQT Midstream Partners LP	2,480	181,610
ONEOK Partners, L.P.	7,278	304,220
Spectra Energy Partners LP	2,587	109,922
Tallgrass Energy Partners LP	1,664	77,942
TC Pipelines, LP	2,057	109,329
		3,931,975

United States Refined Product Pipelines — 3.1%(1)
Buckeye Partners, L.P.	5,933	381,729
CrossAmerica Partners LP	790	20,540
Global Partners LP	1,213	19,166
Holly Energy Partners, L.P.	1,550	50,003
Magellan Midstream Partners, L.P.	9,737	674,287
Phillips 66 Partners LP	1,854	83,671
Sprague Resources LP	371	8,366
Sunoco LP	2,132	51,381
TransMontaigne Partners L.P.	554	23,540
Valero Energy Partners LP	929	37,550
World Point Terminals, LP	389	6,543
		1,356,776
Total Master Limited Partnerships
and Related Companies
(Cost $8,781,420)		8,519,242

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio – Institutional Class, 0.29%(4)
(Cost $20,623)	20,623	20,623

Total Investments — 99.8%(1)
(Cost $43,769,010)		44,051,878
Other Assets in Excess of Liabilities, Net - 0.2%(1)		80,877
Total Net Assets — 100.0%(1)		$44,132,755

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of November 30, 2016.

See accompanying Notes to Financial Statements.

10	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Statement of Assets & Liabilities
November 30, 2016

Assets:
Investments, at fair value (cost $43,769,010)	$44,051,878
Receivable for investment securities sold	325,639
Dividends & interest receivable	91,448
Receivable for capital shares sold	1,161,390
Total assets	45,630,355
Liabilities:
Payable for investment securities purchased	1,484,112
Payable to Adviser	13,488
Total liabilities	1,497,600
Net Assets	$44,132,755

Net Assets Consist of:
Capital stock	$45,125,515
Accumulated net investment loss	(86,765)
Accumulated net realized loss on investments	(1,188,811)
Net unrealized appreciation of investments and translations of foreign currency	282,816
Net Assets	$44,132,755

Net Assets	$44,132,755
Shares issued and outstanding(1)	1,900,000
Net asset value, redemption price and offering price per share	$23.23

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	11

Statement of Operations
For the Year Ended November 30, 2016

Investment Income:
Dividends and distributions from common stock	$891,994
Distributions from master limited partnerships	417,156
Less: return of capital on distributions	(499,404)
Less: foreign taxes withheld	(51,737)
Net dividends and distributions from investments	758,009
Dividends from money market mutual funds	124
Total investment income	758,133
Expenses:
Advisory fees (See Note 5)	130,812
Net expenses	130,812
Net Investment Income	627,321
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(844,804)
Net change in unrealized appreciation of investments and translations of foreign currency	5,633,341
Net Realized and Unrealized Gain on Investments	4,788,537
Net Increase in Net Assets Resulting from Operations	$5,415,858

See accompanying Notes to Financial Statements.

12	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Statements of Changes in Net Assets

		Period from
	Year Ended	June 29, 2015(1) to
	November 30, 2016	November 30, 2015
Operations
Net investment income	$627,321	$268,229
Net realized loss on investments, including foreign currency gain (loss)	(844,804)	(414,072)
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	5,633,341	(5,350,525)
Net increase (decrease) in net assets resulting from operations	5,415,858	(5,496,368)
Capital Share Transactions
Proceeds from shares sold	20,150,040	27,329,785
Payments for shares redeemed	(991,280)	(1,023,630)
Net increase in net assets resulting from capital share transactions	19,158,760	26,306,155
Distributions to Shareholders
From net investment income	(739,919)	(245,300)
From net realized gains	—	—
From return of capital	(266,431)	—
Total distributions to shareholders	(1,006,350)	(245,300)
Total Increase in Net Assets	23,568,268	20,564,487
Net Assets
Beginning of period	20,564,487	—
End of period (including undistributed (accumulated) net investment income (loss)
of $(86,765) and $28,147, respectively)	$44,132,755	$20,564,487
Transactions in Shares
Shares sold	900,000	1,100,000
Shares redeemed	(50,000)	(50,000)
Net increase	850,000	1,050,000

(1)	Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	13

Financial Highlights

		Period from
	Year Ended	June 29, 2015(1) to
	November 30, 2016	November 30, 2015
Per Common Share Data(2)
Net asset value, beginning of period	$19.59	$25.00
Investment operations:
Net investment income(3)	0.67	0.24
Net realized and unrealized gain (loss) on investments and translations of foreign currency(3)	3.85	(5.43)
Total from investment operations	4.52	(5.19)
Less distributions from:
Net investment income	(0.65)	(0.22)
Net realized gains	—	—
Return of capital	(0.23)	—
Total distributions	(0.88)	(0.22)
Net asset value, end of period	$23.23	$19.59
Total Return(4)	23.84%	(20.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$44,133	$20,564
Ratios to average net assets:
Expenses(5)	0.50%	0.70%
Net investment income(5)	2.40%	2.68%
Portfolio turnover rate(4)	28%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	The per common share data for the period from June 29, 2015 to November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

14	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Notes to Financial Statements
November 30, 2016

1. Organization

Tortoise North American Pipeline Fund (the “Fund”) is a non-diversified series of Montage Managers Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “Underlying Index”). The Fund commenced operations on June 29, 2015.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units. The standard fixed transaction fee for the Fund is $500. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2016, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Tortoise Index Solutions	15

Notes to Financial Statements (continued)

During the year ended November 30, 2016, the Fund reallocated the amount of 2015 investment income and return of capital it recognized based on the 2015 tax reporting information received from investments. This reclassification amounted to an increase in accumulated net investment loss of approximately $5,876 or $0.005 per share, a decrease in accumulated net realized loss of approximately $767 or $0.001 per share and an increase in unrealized appreciation of investments of approximately $5,109 or $0.004 per share.

The Fund will make distributions of net investment income, if any, quarterly. The Fund will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in GAAP and federal income tax treatment of partnership investments, redemptions in-kind and foreign currency. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2016, the Fund increased accumulated net investment loss by $2,314, increased accumulated net realized loss by $37,325, and increased paid-in capital by $39,639.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid, ask or mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid, ask or mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

16	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to implement, administer, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common stock	$35,512,013	$—	$—	$35,512,013
Master limited partnerships and related companies	8,519,242	—	—	8,519,242
Short-term investment	20,623	—	—	20,623
Total investments in securities	$44,051,878	$—	$—	$44,051,878

Refer to the Fund’s Schedule of Investments for additional industry information. The Fund utilizes the end of the reporting period method for determining transfers between levels. During the year ended November 30, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4. Concentration Risk

Because the Fund’s assets are concentrated in the energy pipeline industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of the Fund’s average daily net assets. Prior to May 17, 2016, this rate was 0.70%. The Adviser bears the cost of all advisory and non-advisory services required to operate the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Fund’s custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

6. Investment Transactions

The aggregate purchases and sales, excluding short-term investments and in-kind transactions, by the Fund for the year ended November 30, 2016, were as follows:

	Purchases	Sales
Other	$ 7,751,235	$ 7,625,255

For the year ended, November 30, 2016, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
Other	$ 20,122,755	$ 999,865

During the year ended November 30, 2016, the Fund realized $177,895 in net capital gains resulting from in-kind redemptions.

Tortoise Index Solutions	17

Notes to Financial Statements (continued)

7. Federal Tax Information

As of November 30, 2016, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

Cost of investments	$44,318,275
Gross unrealized appreciation	3,432,596
Gross unrealized depreciation	(4,004,827)
Net unrealized depreciation	(572,231)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(420,529)
Total accumulated losses	$(992,760)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (MLP) adjustments.

As of November 30, 2016, the Fund had a short-term capital loss carryforward of $420,529, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2016. The Fund did not defer any late year ordinary losses for the taxable year ended November 30, 2016.

During the year ended November 30, 2016, the Fund paid the following distributions to shareholders:

Ordinary income*	$739,919
Long-term capital gains**	—
Return of capital	266,431
Total distributions	$1,006,350

During the period ended November 30, 2015, the Fund paid the following distributions to shareholders:

Period from
June 29, 2015*** to
November 30, 2015
Ordinary income*	$245,300
Long-term capital gains**	—
Return of capital	—
Total distributions	$245,300

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).
***	Inception date of the Fund.

8. Reorganization into Managed Portfolio Series Trust

On November 9, 2016, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Reorganization”) for the Fund from Montage Managers Trust to Managed Portfolio Series. Subject to the approval of the Fund’s shareholders as of the record date of December 27, 2016, it is anticipated that the Reorganization will occur on or about March 20, 2017. The investment objective, strategies and policies will be the same after the Reorganization. The Fund will continue to be managed by the Adviser, will have the same portfolio manager and will have the same annual unitary fee structure of 0.40% of the Fund’s average daily net assets.

9. Subsequent Events

On January 3, 2017, the Fund paid an income distribution to shareholders in the amount of $391,500 or $0.1740 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Stockholders
Tortoise North American Pipeline Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise North American Pipeline Fund (one of the portfolios constituting the Montage Managers Trust (the Fund)) as of November 30, 2016, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Pipeline Fund (one of the portfolios constituting the Montage Managers Trust) at November 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 30, 2017

Tortoise Index Solutions	19

Trustees and Officers (unaudited)

November 30, 2016

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Megan Webber, CPA (born 1975) Trustee	Since April 2015	Financial Reporting Manager, The Anschutz Corporation (2000 – present). Supervising Audit Senior, KPMG, LLP (1997 – 2000).	1	Palmer Square Opportunistic Income Fund Palmer Square Strategic Investments Fund
James Neville, Jr. (born 1964) Trustee	Since April 2015	Portfolio Manager, Great Plains Principal Trading (January 2012 – present). Proprietary Trader (1987 – 2011).	1	Palmer Square Opportunistic Income Fund Palmer Square Strategic Investments Fund
“Interested” Trustee:
Gary Henson (born 1966) Trustee, President and Principal Executive Officer	Since April 2015	President, Tortoise Investments, LLC (October 2016 – Present). President and Chief Investment Officer, Montage Investments, LLC (January 2010 – October 2016). President, Mariner Holdings, LLC (August 2007 – October 2016).	1	Palmer Square Opportunistic Income Fund Palmer Square Strategic Investments Fund
Officers of the Trust:
P. Bradley Adams (born 1960) Vice President	Since April 2015	Managing Director of Tortoise Capital Advisors, L.L.C. (January 2013 – present). Director of Financial Operations of Tortoise Capital Advisors, L.L.C. (2005 – January 2013). Chief Executive Officer of each of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., and Tortoise Energy Independence Fund, Inc. since June 30, 2015. Chief Financial Officer of Tortoise MLP Fund, Inc. (2010 – June 30, 2015). Chief Financial Officer of each of Tortoise Energy Infrastructure Corporation and Tortoise Power and Energy Infrastructure Fund, Inc. (2011 – June 30, 2015). Chief Financial Officer of each of Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc. (inception – June 30, 2015). Chief Financial Officer of each of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation (May 2011 – June 23, 2014); Assistant Treasurer of each of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation from November 2005 to May 2011.	1	N/A
David L. Henriksen (born 1954) Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2015	Managing Director, Strategic Development, Tortoise Capital Advisors, LLC (October 2016 – Present). Managing Director, Mariner Holdings, LLC and Montage Investments, LLC (September 2010 – October 2016). Vice President, Tortoise Capital Resources Corp. (August 2007 – September 2010).	1	N/A
Anne J. Dorian (born 1982) Secretary	Since April 2015	Senior Regulatory Counsel, Mariner Holdings, LLC (August 2011 – present). Chief Compliance Officer, Montage Investments, LLC (January 2014 – present). Licensed Compliance Administrator, Legacy Financial Strategies, LLC (October 2009 – August 2011).	1	N/A
Iryna Northrip (born 1983) Chief Compliance Officer	Since April 2015	Regulatory Counsel, Mariner Holdings, LLC (July 2014 – present). Chief Compliance Officer, Palmer Square Opportunistic Income Fund (August 2014 – present). Chief Compliance Officer, Palmer Square Strategic Investments Fund (November 2015 – present). Associate, Bryan Cave LLP (November 2012 – June 2014). Summer Associate, Bryan Cave LLP (June 2011 – July 2011).	1	N/A

20	Tortoise Index Solutions

2016 Annual Report | November 30, 2016

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2016 was 65.98% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0%.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseindexsolutions.com.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Index Solutions	21

Contacts

Board of Trustees
Megan Webber, CPA
James Neville, Jr.
Gary Henson

Investment Adviser
Tortoise Index Solutions, LLC
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Morgan, Lewis & Bockius, LLP
2020 K Street NW
Washington, DC 20006-1806

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseindexsolutions.com

Item 2. Code of Conduct.

The registrant has adopted a code of conduct that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Megan Webber is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. (The registrant’s inception date was June 29, 2015 and, as such, there is only one fiscal year to present). “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended November 30, 2016 and November 30, 2015, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$23,700	$23,000
Audit-Related Fees	$0	$0
Tax Fees	$10,125	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	$10,125	$0
Registrant’s Investment Adviser	$143,300	$79,900

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, and is comprised of Ms. Megan Webber and Mr. James Neville, Jr., the Registrant’s Independent Trustees.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Montage Managers Trust

By (Signature and Title)*	/s/ Gary Henson
Gary Henson, President

Date	January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary Henson
Gary Henson, President

Date	January 26, 2017

By (Signature and Title)*	/s/ David L. Henriksen
David L. Henriksen, Treasurer

Date	January 26, 2017

* Print the name and title of each signing officer under his or her signature.